Exhibit 10.26
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 23, 2020 (the “Amendment Effective Date”), is made among Kindred Biosciences, Inc., a Delaware corporation (“Parent”), KindredBio Equine, Inc., a Delaware corporation (“Equine”) and Centaur Biopharmaceutical Services, Inc., a Delaware corporation (“Centaur”), each with offices located at 1555 Bayshore Highway, Suite 200, Burlingame, CA 94010 (Parent, Equine and Centaur, individually and collectively, jointly and severally, “Borrower”), Solar Capital Ltd., a Maryland corporation (“Solar”), in its capacity as collateral agent (together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on the signature pages hereto (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).
Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of September 30, 2019 (as amended, restated, supplemented or modified from time to time, the “Loan and Security Agreement”).
Borrower has entered into that certain Distributing and License Agreement, dated as December 18, 2020, by and between Dechra Veterinary Products LLC, a Delaware limited liability company (“Dechra”), as licensee and Parent, as licensor, whereby: (a) Parent shall license certain assets related to Zimeta™ as set forth therein and (b) Parent shall receive certain consideration as set forth therein.
Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1.Definitions; Interpretation.
(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2.Amendments to the Loan and Security Agreement.
(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)New Definitions. The following definitions are added to Section 1.3 in their proper alphabetical order:
“Dechra” means Dechra Veterinary Products LLC, a Delaware limited liability company.
“Second Amendment” means that certain Second Amendment to Loan and Security Agreement, dated as of the Second Amendment Effective Date, by and among Borrower, Collateral Agent and Lender.
“Second Amendment Effective Date” means December 23, 2020.
“Zimeta Asset” means the Product as defined in the Zimeta License Agreement (as in effect on the Second Amendment Effective Date).

“Zimeta License Agreement” means that certain Distribution and Licensing Agreement dated as December 18, 2020, by and between Dechra, as licensee and Parent as licensor.
“Zimeta Transaction” means the licensing by Parent of the Zimeta Asset pursuant to the Zimeta License Agreement in exchange for certain consideration as set forth therein.
(ii)Amended and Restated Definitions. The following definitions are hereby amended and restated as follows:
“Net Product Revenue” means, with respect to Borrower and its Subsidiaries that are Guarantors or co-Borrowers, revenue (determined under GAAP), actually received by Borrower and its Subsidiaries that are Guarantors or co-Borrowers (i.e., net of any deductions, commissions or other fees) with respect to products of Borrower and its Subsidiaries that are Guarantors or co-Borrowers that are actually sold to non-Affiliate third parties (and excluding, for the avoidance of doubt, any payments resulting from collaborations or similar transactions between third parties and Borrower or its Subsidiaries). Notwithstanding anything to the contrary, Net Product Revenue shall not include any (i) upfront payments or any other amounts received in connection with the Dechra Asset Purchase Agreement (including, without limitation, any Royalty Payments (as defined in the Dechra Asset Purchase Agreement)) and (ii) upfront payments or any other amounts received in connection with the Zimeta License Agreement (including, without limitation, any milestone payment, royalty fee, or price per unit received pursuant to Section 2.8 of the Zimeta License Agreement).
(iii)Section 7.1. Section 7.1 is hereby amended and restated as follows:
7.1    Dispositions
Convey, sell, lease, transfer, assign, dispose of, license (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of wornout or obsolete Equipment; (c) in connection with Permitted Liens, Permitted Investments and Permitted Licenses; (d) cash or Cash Equivalents pursuant to transactions not prohibited by this Agreement; (e) of Parent’s capital stock to employees, directors and consultants and other issuances of Parent’s capital stock (including, without limitation, in private placements to investors and in public offerings and pursuant to Parent’s stockholder rights agreement and including warrants to purchase such capital stock) that are not prohibited pursuant to clause (c)(ii) of Section 7.2 or any other provision of any Loan Document, (f) of the Mirataz Assets pursuant to the Dechra Asset Purchase Agreement, and (g) of the Zimeta Asset pursuant to the Zimeta License Agreement.
(iv)Section 7.14. Section 7.14 is hereby amended and restated as follows:
7.14    Material Agreements
Without the consent of Collateral Agent, (a) enter into a Material Agreement (b) materially amend a Material Agreement; provided, however, that Collateral Agent’s consent shall not be required for the entry into, or the amendment of, any agreement that (i) is a Permitted License, (ii) evidences Permitted Indebtedness or a Permitted Investment, (iii) is a purchase order, sales order or pharmaceutical manufacturing or supply agreement entered into in the ordinary course of Borrower’s business, (iv) is an employment agreement, consulting agreement or director service agreement, (v) is an employee benefit plan (as defined in Securities and Exchange Commission Rule 405), including, without limitation an equity incentive plan and an option, restricted stock or other equity grant agreement, (vi) relates to Borrower’s stockholder rights agreement, (vii) is an underwriting agreement, placement agency agreement, securities purchase agreement or similar agreement relating to an issuance of Parent’s capital stock (including, if applicable, warrants to purchase such capital stock) in a transaction that is not prohibited by Section 7.2(c)(ii), or (vii) evidences a transaction that is permitted pursuant to Section 7.3 or (c) amend the Dechra Asset Purchase Agreement, or the Zimeta License Agreements.
(b)References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3.Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)Fees and Expenses. Borrower shall have paid (i)  an amendment fee of Fifteen Thousand Dollars ($15,000), which shall be deemed fully earned and non-refundable upon payment, (ii) all invoiced costs and expenses then due in accordance with Section 5(e), and (iii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.
(b)This Amendment. Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and Borrower.
(c)Zimeta License Agreement. Collateral Agent shall have received a fully-executed copy of the Zimeta License Agreement, in form and substance satisfactory to Collateral Agent.
(d)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4.Representations and Warranties. To induce the Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct in all material respects as of such prior date; (b) that there has not been and there does not exist a Material Adverse Change; (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Effective Date remains true and correct; (d) Lender has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lender, pursuant to the Loan Documents or otherwise granted to or held by Lender; (e) the agreements and obligations of Borrower contained in the Loan

Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 5.Miscellaneous.
(a)Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4.1 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof, and with effect from (and including) the Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.
(b)Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.
(c)Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)No Reliance. Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)Costs and Expenses. Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.
(f)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.
(h)Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(i)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(l)Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(m)Release of Collateral Agent’s Lien to the Zimeta Asset. Following effectiveness of this Amendment and concurrently with the consummation of the Zimeta Transaction, Collateral Agent (i) is hereby authorized by the Lenders to release the Collateral Agent’s Liens in and to the Zimeta Asset and to take such actions and execute such documents and instruments as are reasonably requested by Borrower (at Borrower’s sole expense) to effect such release, and (ii) hereby releases all of Collateral Agent’s Liens in and to the Zimeta Asset, and shall take such actions and execute such documents and instruments as reasonably requested by Borrower (at Borrower’s sole expense), in connection with such release including filing an amendment to Collateral Agent’s UCC filings. This release is limited solely to the Zimeta Asset and all other liens, security interests, pledges, charges, encumbrances, mortgages and hypothecations by Borrower (other than with respect to the Zimeta Asset) in favor of Lender remain unmodified by this release and do and shall continue in full force and effect. Without limitation of the foregoing, the release of the Zimeta Asset as "Collateral" pursuant hereto is limited to the Zimeta Asset and does not encompass any other Collateral under the Loan and Security Agreement or any of the other Loan Documents.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

KINDRED BIOSCIENCES, INC.

By: /s/ Richard Chin
Name: Richard Chin
Title: CEO
KINDREDBIO EQUINE, INC. By: /s/ Richard Chin Name: Richard Chin
Title: CEO

CENTAUR BIOPHARMACEUTICAL SERVICES, INC. By: /s/ Richard Chin Name: Richard Chin
Title: CEO

[Signature Page to Second Amendment to Loan and Security Agreement]

COLLATERAL AGENT AND LENDER:

SOLAR CAPITAL LTD.,
as Collateral Agent and a Lender

By: /s/ Anthony Storino_______________
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan and Security Agreement]

LENDERS:

SUNS SPV LLC

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory
SCP PRIVATE CREDIT INCOME FUND SPV LLC

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND L.P.

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan and Security Agreement]